Exhibit 10.3

IAE Building 400 Main Street East Hartford, CT 06108 USA

11 June 2004

JetBlue Airways Corporation
19 Old Kings Highway South, Suite 23
Darien, Connecticut 06820
Attention: Vice President and Treasurer

Subject:	Side letter No. 17 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999

Dear Tom:

IAE is pleased to submit to JetBlue this Side Letter No. 17 to the Agreement (as defined below) in support of JetBlue’s firm purchase from Airbus of thirty (30) incremental A320 Aircraft powered by V2527-A5 Propulsion Systems (the “2004 Firm Incremental Aircraft”), and its option to purchase thirty (30) A320 Aircraft powered by V2527-A5 Propulsion Systems (the “2004 Option Aircraft”, the 2004 Incremental Aircraft and the 2004 Option Aircraft are referred to collectively herein as the “2004 Incremental Aircraft”), all for delivery in accordance with the delivery schedule set forth in Exhibit A-1 hereto.

The 2004 Incremental Aircraft shall constitute ‘Aircraft’ for all purposes under the Agreement, except as otherwise noted herein.  All other Firm Aircraft (not including the 2004 Incremental Aircraft or Aircraft firmed up prior to Side Letter No. 13) that have not been delivered to JetBlue as of the date of this Side Letter shall be referred to herein as the “Existing Firm Aircraft”, and those firmed up under Side Letter No. 13 only shall be referred to as the ‘Incremental Firm Aircraft’ hereunder.  Capitalized terms used herein which are not otherwise defined shall have the same meaning as those given to them in the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation (“JetBlue”) and IAE International Aero Engines AG (“IAE”) dated May 4, 1999 (the “Agreement”).

1.                                       Fleet Introductory Assistance Credit for 2004 Incremental Aircraft

1.1                                 To assist JetBlue with the introduction of the 2004 Incremental Aircraft IAE will issue the following credits to JetBlue’s account with IAE:

IAE PROPRIETARY INFORMATION

	A319-100 (V2524-A5)	A320-200 (V2527-A5)	A321-200 (V2533-A5)
2004 Incremental Aircraft	***	***	***

The credits in the above table with respect to the 2004 Incremental Firm Aircraft shall escalate from a base month of January 2003 in accordance with the Escalation Formula set forth in Exhibit B hereto.

1.1.1                        Each such credit above may be used by JetBlue towards the purchase of V2500 Spare Parts, tooling and services from IAE, but unless JetBlue provides written notice to IAE at least ninety (90) days prior to delivery of each applicable Incremental Aircraft, the total amount of such credit available for such Incremental Aircraft shall be assigned to the Aircraft Manufacturer to be applied toward the payment for the Propulsion Systems for such Incremental Aircraft.

1.1.2                        In the event any credit, or portion thereof, under this Clause 1 is assigned to the Aircraft Manufacturer, JetBlue acknowledges that the credit shall not vest in the Aircraft Manufacturer until delivery to and acceptance by JetBlue of the respective Incremental Aircraft or existing Firm Aircraft yet to be delivered.

2.                                       With respect to Propulsion Systems for installation on 2004 Incremental Aircraft (“Installed Propulsion Systems”), which are delivered by IAE under this Side Letter, the escalation per annum for the period of 1 January 2004 through delivery, applicable to the net Propulsion System and Spare Engine prices shall be the escalation per annum amount as determined by the application of the Escalation Formula, as set forth as Exhibit B to this Side Letter No. 17 and, where applicable, the ***.

4.                                       Notwithstanding any other provision of this Side Letter No. 17, the escalation per annum for the period from 1 January 2004 through delivery for all of the credits set forth in Clauses 1 and 4 of this Side Letter No. 17 and the applicable Spare Engine credit provided by IAE shall be the escalation per annum amount as determined by the application of the Escalation Formula set forth in Exhibit B, where applicable, the ***.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

5.                                       JetBlue hereby places a firm and unconditional order with IAE for the purchase of a minimum of five (5) new firm V2527-A5 spare Engines (the “2004 Firm Spare Engines”) and eight (8) new option V2527-A5 spare Engines (the “2004 Option Spare Engines”) and agrees to otherwise purchase, operate and maintain a minimum ratio of new spare engines to new installed V2500-A5 engines on the 2004 Incremental Aircraft of no less than *** with respect to each Engine thrust level per Aircraft model (or such ratio is maintained with respect to all engines at the applicable or higher thrust level for A319-100, A320-200 or A321-200 aircraft), all for delivery according to the schedule set forth in Exhibit A to this side letter.  IAE and JetBlue agree that the 2004 Firm and Option Spare Engines shall be escalated from January 2003 in accordance with Escalation Formula set forth in Exhibit B hereto.

6.                                       Exhibits A-1 (Aircraft Delivery Schedule) and A-2 (Spare Engine Delivery Schedule) to the Agreement are removed in their entirety and replaced by the new Exhibit A attached hereto.

7.                                       IAE also confirms that on delivery of every *** Aircraft, now including the 2004 Incremental Aircraft, starting with the *** delivered aircraft, JetBlue shall be entitled to receive the U.S.$ *** spare parts credits provided in Side Letter No. 6 to the Agreement with respect to all of the firm and option aircraft delivered to JetBlue, including the 2004 Incremental Aircraft, which as noted above, constitute ‘Aircraft’ for all other purposes, including this credit, under the Agreement.  In addition, independent of the foregoing credit, IAE shall issue on the delivery of every *** 2004 Incremental Aircraft, a U.S.$ *** spare parts credit.  Such credits shall escalate from the base month of January 2003 in accordance with Escalation Formula set forth in Exhibit B hereto.

8.                                       IAE confirms that all of the 2004 Incremental Aircraft when purchased and delivered to JetBlue, shall be covered under the guarantees, including the Maintenance Cost Guarantee provided to JetBlue with respect to all of its other Aircraft, both delivered and firmly ordered.

9.                                       Flexibility and Conversion Rights

9.1                                 ***

9.2                                 JetBlue may chose to convert for up to *** prior to delivery, *** of the 2004 Incremental Aircraft from A320 aircraft to either A319 or A321 aircraft powered by V2500-A5 Propulsion Systems at the concession levels described in Section 1.1, and subject to pricing to be determined and

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

the prior agreement of Airbus and IAE on its production, conversion to a V2500 powered speculative Airbus A320 aircraft.

9.3                                 ***

10.                                 *** Negotiations

IAE and JetBlue agree to negotiate exclusively in good faith over the next six (6) months from the date hereof in an effort to reach agreement on a ***.  Such *** negotiations would be in accordance with the IAE’s *** to JetBlue under Side Letter No. 6.

Except as expressly amended by this Side Letter No. 17 all provisions of the Agreement remain in full force and effect.

Very truly yours,	Agreed to and Accepted on behalf of:
IAE International Aero Engines AG	JetBlue Airways Corporation

/s/ M. A. KING	/s/ THOMAS E. ANDERSON
Name	Name
M. A. King	Thomas E. Anderson
Title	Title
President and CEO	Senior Vice President
Date	Date
June 11, 2004	June 14, 2004

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXHIBIT A

AIRCRAFT DELIVERY SCHEDULES

As of June 2004

Glossary Note:

•                  Delivered Aircraft are indicated by Italics typeface

•                  Existing Firm Aircraft are indicated by normal typeface

•                  Incremental Firm Aircraft are indicated by an asterisk*

•                  2004 Incremental Aircraft, including all 2004 Incremental Aircraft and all Option Aircraft are indicated by bold typeface

Rank No.	Aircraft	Delivery
No. 1	Firm Aircraft	*** 2000
No. 2	Firm Aircraft	***2000
No. 3	Firm Aircraft	***2000
No. 4	Firm Aircraft	*** 2000
No. 5	Firm Aircraft	*** 2000
No. 6	Firm Aircraft	*** 2000
No. 7	Firm Aircraft	*** 2001
No. 8	Firm Aircraft	*** 2001
No. 9	Firm Aircraft	*** 2001
No. 10	Firm Aircraft	*** 2001
No. 11	Firm Aircraft	*** 2001
No. 12	Firm Aircraft	*** 2001
No. 13	Firm Aircraft	*** 2001
No. 14	Firm Aircraft	*** 2002
No. 15	Firm Aircraft	*** 2002
No. 17	Firm Aircraft	*** 2002
No. 17	Firm Aircraft	*** 2002
No. 18	Firm Aircraft	*** 2002
No. 19	Firm Aircraft	*** 2002
No. 20	Firm Aircraft	*** 2002
No. 21	Firm Aircraft	*** 2002
No. 22	Firm Aircraft	*** 2002
No. 23	Firm Aircraft	*** 2002
No. 24	Firm Aircraft	*** 2002

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

No. 25	Firm Aircraft	*** 2002
No. 26	Firm Aircraft	*** 2002
No. 27	Firm Aircraft	*** 2002
No. 28	Firm Aircraft	*** 2002
No. 29	Firm Aircraft	*** 2002

No. 30	Firm Aircraft	*** 2003
No. 31	Firm Aircraft	*** 2003
No. 32	Firm Aircraft	*** 2003
No. 33	Firm Aircraft	*** 2003
No. 34	Firm Aircraft	*** 2003
No. 35	Firm Aircraft	*** 2003
No. 36	Firm Aircraft	*** 2003
No. 37	Firm Aircraft	*** 2003
No. 38	Firm Aircraft	*** 2003
No. 39	Firm Aircraft	*** 2003
No. 40	Firm Aircraft	*** 2003
No. 41	Firm Aircraft	*** 2003
No. 42	Firm Aircraft	*** 2003
No. 43	Firm Aircraft	*** 2003
No. 44	Firm Aircraft	*** 2003

No. 45	Firm Aircraft	*** 2004
No. 46	Firm Aircraft	*** 2004
No. 47	Firm Aircraft	*** 2004
No. 48	Firm Aircraft	*** 2004
No. 49	Firm Aircraft	*** 2004
No. 50	Firm Aircraft	*** 2004
No. 51	Firm Aircraft	*** 2004
No. 52	Firm Aircraft	*** 2004
No. 53	Firm Aircraft	*** 2004
No. 54	Firm Aircraft	*** 2004
No. 55	Firm Aircraft	*** 2004*
No. 56	Firm Aircraft	*** 2004
No. 57	Firm Aircraft	*** 2004
No. 58	Firm Aircraft	*** 2004*

No. 59	Firm Aircraft	*** 2005
No. 60	Firm Aircraft	*** 2005
No. 61	Firm Aircraft	*** 2005*
No. 62	Firm Aircraft	*** 2005
No. 63	Firm Aircraft	*** 2005

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

No. 64	Firm Aircraft	*** 2005
No. 65	Firm Aircraft	*** 2005
No. 66	Firm Aircraft	*** 2005*
No. 67	Firm Aircraft	*** 2005
No. 68	Firm Aircraft	*** 2005
No. 69	Firm Aircraft	*** 2005*
No. 70	Firm Aircraft	*** 2005
No. 71	Firm Aircraft	*** 2005
No. 72	Firm Aircraft	*** 2005
No. 73	Firm Aircraft	*** 2005
No. 74	Firm Aircraft	*** 2005*

No. 75	Firm Aircraft	*** 2006*
No. 76	Firm Aircraft	*** 2006
No. 77	Firm Aircraft	*** 2006
No. 78	Firm Aircraft	*** 2006*
No. 79	Firm Aircraft	*** 2006*
No. 80	Firm Aircraft	*** 2006
No. 81	Firm Aircraft	*** 2006*
No. 82	Firm Aircraft	*** 2006
No. 83	Firm Aircraft	*** 2006*
No. 84	Firm Aircraft	*** 2006*
No. 85	Firm Aircraft	*** 2006
No. 86	Firm Aircraft	*** 2006*
No. 87	Firm Aircraft	*** 2006*
No. 88	Firm Aircraft	*** 2006
No. 89	Firm Aircraft	*** 2006*
No. 90	Firm Aircraft	*** 2006*
No. 91	Firm Aircraft	*** 2006

No. 92	Firm Aircraft	*** 2007
No. 93	Firm Aircraft	*** 2007
No. 94	Firm Aircraft	*** 2007
No. 95	Firm Aircraft	*** 2007
No. 96	Firm Aircraft	*** 2007
No. 97	Firm Aircraft	*** 2007
No. 98	Firm Aircraft	*** 2007*
No. 99	Firm Aircraft	*** 2007*
No. 100	Firm Aircraft	*** 2007*
No. 101	Firm Aircraft	*** 2007
No. 102	Firm Aircraft	*** 2007*
No. 103	Firm Aircraft	*** 2007*

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

No. 104	Firm Aircraft	*** 2007*
No. 105	Firm Aircraft	*** 2007*
No. 106	Firm Aircraft	*** 2007*
No. 107	Firm Aircraft	*** 2007*
No. 108	Firm Aircraft	*** 2007*

No. 109	Firm Aircraft	Year 2008*
No. 110	Firm Aircraft	Year 2008*
No. 111	Firm Aircraft	Year 2008*
No. 112	Firm Aircraft	Year 2008*
No. 113	Firm Aircraft	Year 2008*
No. 114	Firm Aircraft	Year 2008*
No. 115	Firm Aircraft	Year 2008*
No. 117	Firm Aircraft	Year 2008*
No. 117	Firm Aircraft	Year 2008*
No. 118	Firm Aircraft	Year 2008*
No. 119	Firm Aircraft	Year 2008*
No. 120	Firm Aircraft	Year 2008*
No. 121	Firm Aircraft	Year 2008*
No. 122	Firm Aircraft	Year 2008
No. 123	Firm Aircraft	Year 2008
No. 124	Firm Aircraft	Year 2008
No. 125	Firm Aircraft	Year 2008

No. 126	Firm Aircraft	Year 2009*
No. 127	Firm Aircraft	Year 2009*
No. 128	Firm Aircraft	Year 2009*
No. 129	Firm Aircraft	Year 2009*
No. 130	Firm Aircraft	Year 2009*
No. 131	Firm Aircraft	Year 2009*
No. 132	Firm Aircraft	Year 2009*
No. 133	Firm Aircraft	Year 2009*
No. 134	Firm Aircraft	Year 2009*
No. 135	Firm Aircraft	Year 2009*
No. 136	Firm Aircraft	Year 2009
No. 137	Firm Aircraft	Year 2009
No. 138	Firm Aircraft	Year 2009
No. 139	Firm Aircraft	Year 2009
No. 140	Firm Aircraft	Year 2009
No. 141	Firm Aircraft	Year 2009
No. 142	Firm Aircraft	Year 2009
No. 143	Firm Aircraft	Year 2009

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

No. 144	Firm Aircraft	Year 2010*
No. 145	Firm Aircraft	Year 2010*
No. 146	Firm Aircraft	Year 2010*
No. 147	Firm Aircraft	Year 2010*
No. 148	Firm Aircraft	Year 2010*
No. 149	Firm Aircraft	Year 2010*
No. 150	Firm Aircraft	Year 2010*
No. 151	Firm Aircraft	Year 2010*
No. 152	Firm Aircraft	Year 2010*
No. 153	Firm Aircraft	Year 2010*
No. 154	Firm Aircraft	Year 2010
No. 155	Firm Aircraft	Year 2010
No. 156	Firm Aircraft	Year 2010
No. 157	Firm Aircraft	Year 2010
No. 158	Firm Aircraft	Year 2010
No. 159	Firm Aircraft	Year 2010
No. 170	Firm Aircraft	Year 2010
No. 171	Firm Aircraft	Year 2010

No. 172	Firm Aircraft	Year 2011
No. 173	Firm Aircraft	Year 2011
No. 174	Firm Aircraft	Year 2011
No. 175	Firm Aircraft	Year 2011
No. 176	Firm Aircraft	Year 2011
No. 177	Firm Aircraft	Year 2011
No. 178	Firm Aircraft	Year 2011
No. 179	Firm Aircraft	Year 2011
No. 170	Firm Aircraft	Year 2011
No. 171	Firm Aircraft	Year 2011
No. 172	Firm Aircraft	Year 2011
No. 173	Firm Aircraft	Year 2011

2004 Option Aircraft

No. 174	Option Aircraft	Year 2008
No. 175	Option Aircraft	Year 2008

No. 176	Option Aircraft	Year 2009
No. 177	Option Aircraft	Year 2009

No. 178	Option Aircraft	Year 2010
No. 179	Option Aircraft	Year 2010

No. 180	Option Aircraft	Year 2011
No. 181	Option Aircraft	Year 2011

No. 182	Option Aircraft	Year 2011
No. 183	Option Aircraft	Year 2011
No. 184	Option Aircraft	Year 2011
No. 185	Option Aircraft	Year 2011
No. 186	Option Aircraft	Year 2011
No. 187	Option Aircraft	Year 2011
No. 188	Option Aircraft	Year 2011

Option Aircraft to be delivered after December 31, 2011 are subject to IAE and Airbus
SAS concurrence on extension of the current purchase agreement between the parties.

No. 189	Option Aircraft	Year 2012
No. 190	Option Aircraft	Year 2012
No. 191	Option Aircraft	Year 2012
No. 192	Option Aircraft	Year 2012
No. 193	Option Aircraft	Year 2012
No. 194	Option Aircraft	Year 2012
No. 195	Option Aircraft	Year 2012
No. 196	Option Aircraft	Year 2012
No. 197	Option Aircraft	Year 2012
No. 198	Option Aircraft	Year 2012
No. 199	Option Aircraft	Year 2012
No. 200	Option Aircraft	Year 2012
No. 201	Option Aircraft	Year 2012
No. 202	Option Aircraft	Year 2012
No. 203	Option Aircraft	Year 2012
No. 204	Option Aircraft	Year 2012
No. 205	Option Aircraft	Year 2012
No. 206	Option Aircraft	Year 2012
No. 207	Option Aircraft	Year 2012
No. 208	Option Aircraft	Year 2012

No. 209	Option Aircraft	Year 2013
No. 210	Option Aircraft	Year 2013
No. 211	Option Aircraft	Year 2013
No. 212	Option Aircraft	Year 2013
No. 213	Option Aircraft	Year 2013
No. 214	Option Aircraft	Year 2013
No. 215	Option Aircraft	Year 2013
No. 217	Option Aircraft	Year 2013
No. 217	Option Aircraft	Year 2013
No. 218	Option Aircraft	Year 2013
No. 219	Option Aircraft	Year 2013
No. 220	Option Aircraft	Year 2013
No. 221	Option Aircraft	Year 2013
No. 222	Option Aircraft	Year 2013

No. 223	Option Aircraft	Year 2013

Leased Aircraft

Year

Number

Delivery Dates

1999	1	(1) ***
2000	3	(1) ***, (1) ***, (1) ***
2001	4	(1) ***, (2) ***, (1) ***
2003	1	(1) ***
2004	1	(1) ***

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXHIBIT A-2

PURCHASED ITEMS, PRICE,

ESCALATION FORMULA AND DELIVERY

As of June 2004

Rank No.	Purchased Item	Basic Contract Price U.S. Dollars (January 2003)		Qty.	Delivery Date
1	V2527-A5 spare Engine:	$	***	1	***/99*
2	V2527-A5 spare Engine:	$	***	1	***00*
3	V2527-A5 spare Engine:	$	***	1	***/01*
4	V2527-A5 spare Engine:	$	***	1	***/02*
5	V2527-A5 spare Engine:	$	***	1	***/02*
6	V2527-A5 spare Engine:	$	***	1	***/03*
7	V2527-A5 spare Engine:	$	***	1	***/04*
8	V2527-A5 spare Engine:	$	***	1	***/05
9	V2527-A5 spare Engine:	$	***	1	***/06
10	V2527-A5 spare Engine:	$	***	1	***/06
11	V2527-A5 spare Engine:	$	***	1	***/06
12	V2527-A5 spare Engine:	$	***	1	***/07
13	V2527-A5 spare Engine:	$	***	1	***/07
14	V2527-A5 spare Engine:	$	***	1	***/07
15	V2527-A5 spare Engine:	$	***	1	***/08
16	V2527-A5 spare Engine:	$	***	1	***/08
17	V2527-A5 spare Engine:	$	***	1	***/08
18	V2527-A5 spare Engine:	$	***	1	***/08
19	V2527-A5 spare Engine:	$	***	1	***/09
20	V2527-A5 spare Engine:	$	***	1	***/09
21	V2527-A5 spare Engine:	$	***	1	***/09
22	V2527-A5 spare Engine:	$	***	1	***/10
23	V2527-A5 spare Engine:	$	***	1	***/10
24	V2527-A5 spare Engine:	$	***	1	***/10
25	V2527-A5 spare Engine:	$	***	1	***/11
26	V2527-A5 spare Engine:	$	***	1	***/11
27	V2527-A5 spare Engine:	$	***	1	***/12
28	V2527-A5 spare Engine:	$	***	1	***/12

Total				28

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Option Spare Engines
V2524-A5 Spare Engine:	$	***
V2527-A5 Spare Engine:	$	***
V2533-A5 Spare Engine:	$	***

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXHIBIT B

ESCALATION FORMULA

1.               Any unit base price or other sum expressed to be subject to escalation from a base month to a month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

Pi	=	(Pb+F) x CPI where:

Pi	=	the invoiced purchase price or escalated sum rounded to the nearest U.S. Dollar.

Pb	=	unit base price or other sum.

F	=	*** (N)(Pb)

N	=	the calendar year of scheduled delivery or other date of determination minus 2003

CPI	=	*** (L) + *** (M)

L	=	Labor Ratio defined below

M	=	Material Ratio defined below

IAE’s Composite Price Index (“CPI”) is the sum of *** percent of the Labor ratio and *** percent of the Material Ratio, with the sum rounded to the nearest ten thousandth.

The quarterly value published for the Employment Cost Index will be deemed to apply to each month of the quarter.

The Labor Ratio is the “Employment Cost Index (ECI) Wages and Salaries for Aircraft Manufacturing, SIC Code 3721” as published at the time of scheduled engine delivery by the Bureau of Labor Statistics, U.S. Department of Labor for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery for each engine/equipment; divided by the value of SIC Code 3721 for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the base month.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

The Material Ratio is the “Producer Price Indexes, Industrial Commodities” as published at the time of scheduled engine delivery by the Bureau of Labor Statistics, U.S. Department of Labor, for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery for each engine/equipment; divided by the value for Industrial Commodities for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the base month

For a given month, the escalation shall be computed by using the applicable Index value, which the Bureau has published as the time of delivery or other date of determination.

2.                                       If the U.S. Department of Labor changes the base year for determination of the Index values as defined above, such re-based values will be incorporated in the escalation calculation.

3.                                       If the U.S. Department of Labor revises the methodology used for the determination of the values to be used to determine the CPI or, for any reason, has not released values needed to determine the CPI, IAE, in its sole discretion, shall select a substitute for such values from data published by the Bureau of Labor Statistics or otherwise make revisions to the escalation formula such that the escalation will as closely as possible approximate the result that would have been attained by continuing the use of the original escalation formula and values as they may have fluctuated during the applicable time period.

4.                                       The invoiced purchase price, which in no event shall be less than the unit base price, shall be the final price.  If the calculated sum of L + M is less than 1.0000, then the value of the sum is adjusted to 1.0000.